UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617- 219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “OPI,” “the Company,” “we,” “us,” and “our” refer to Office Properties Income Trust.

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on October 30, 2025 (the “Petition Date”), OPI and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas. The Chapter 11 Cases are being filed to implement a court-supervised financial restructuring pursuant to the terms described in that certain Restructuring Support Agreement entered into on October 30, 2025 among the Debtors and the other parties thereto (the “RSA”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re Office Properties Income Trust, et al., Case No. 25-90530.

Consolidated Financial Statements as of and for the year ended December 31, 2025

On March 13, 2026, the Company delivered to certain of its debtholders the Company’s audited consolidated financial statements as of and for the year ended December 31, 2025 to comply with certain covenants set forth in the Company’s debt agreements. A copy of the audited consolidated financial statements is furnished herewith as Exhibit 99.1.

March 2029 Ad Hoc Group Negotiations

In connection with confidential discussions with an ad hoc group (the “March 2029 Ad Hoc Group”) of holders of our 9.000% Senior Secured Notes due March 2029 (the “March 2029 Senior Secured Notes”), we entered into confidentiality agreements (the “Confidentiality Agreements”) that facilitated our ability to engage in discussions with the March 2029 Ad Hoc Group regarding one or more potential transactions involving the March 2029 Senior Secured Notes (a “Potential Transaction”).

Pursuant to the Confidentiality Agreements, we agreed to publicly disclose certain confidential information previously disclosed to the March 2029 Ad Hoc Group (collectively, the “Cleansing Material”) upon the occurrence of certain events set forth in the Confidentiality Agreements. The information below is being furnished pursuant to discussions with the March 2029 Ad Hoc Group and in satisfaction of our public disclosure obligations under the Confidentiality Agreements. The below reflects the most recent proposals from us and the March 2029 Ad Hoc Group. An agreement has not yet been reached with the March 2029 Ad Hoc Group, but we expect negotiations to continue. We cannot provide any assurance that we will agree to terms on a Potential Transaction with the March 2029 Ad Hoc Group and what the ultimate terms of any such transaction would be.

Pursuant to the Confidentiality Agreements, we disclose that the last communication from the March 2029 Ad Hoc Group asserted that the aggregate amount of the March 2029 Senior Secured Notes claims, inclusive of any interest, fees, costs, and charges (the “March 2029 Notes Claim Amount”), is equal to no less than $321 million as of the Petition Date. Our last communication to the March 2029 Ad Hoc Group proposed a settlement of the March 2029 Notes Claim Amount at an amount equal to $310 million, inclusive of fees of the March 2029 Ad Hoc Group’s financial advisor and the removal of any redemption price over 100.000% if the March 2029 Senior Secured Notes were to receive new or amended notes (at the settled March 2029 Notes Claim Amount) under the Company’s proposed chapter 11 plan.

The Cleansing Material should not be relied upon to make an investment decision with respect to us or our securities. The Cleansing Material should not be regarded as an indication that we or any third party considers the Cleansing Material to be material non-public information or a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. Neither we nor any third party makes any representation to any person regarding the accuracy or completeness of any of the information contained in the Cleansing Material or undertakes any obligation to update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even if any or all of the assumptions underlying the Cleansing Material becomes or is shown to be incorrect.

The information set forth in this Current Report on Form 8-K is not an offer to sell or exchange, or solicitation of an offer to buy or exchange, any securities, or a solicitation of consents with respect to any of our securities.

Plan, Disclosure Statement, Financial Projections, and Valuation Analysis

On January 9, 2026, the Debtors filed the Joint Chapter 11 Plan of Reorganization of Office Properties Income Trust and its Debtor Affiliates [Docket No. 575] (as may be amended, modified, or supplemented from time to time, the “Plan”) and a related disclosure statement [Docket No. 576] (as may be amended, modified, or supplemented from time to time, the “Disclosure Statement”) with the Bankruptcy Court. The Debtors will file amended versions of the Plan and Disclosure Statement contemporaneously herewith.

On February 19, 2026, the Debtors filed a liquidation analysis (the “Liquidation Analysis”), financial projections from May 1, 2026 through December 31, 2030, and a valuation analysis as Exhibits C, D, and E, respectively, to the Disclosure Statement [Docket No. 835]. The Debtors will file amended versions of the financial projections and valuation analysis to reflect the settlement with an ad hoc group of holders of our 3.25% Senior Secured Notes due 2027 contemporaneously herewith (together, with the Liquidation Analysis, the “Analyses and Projections”). The Analyses and Projections have not been compiled, audited, or examined by independent accountants, and neither the Debtors nor their advisors make any representations or warranties regarding the accuracy of the Analyses and Projections or the ability to achieve forecasted results. The information contained in the Analyses and Projections is not a prediction or guarantee of the actual market value that may be realized through the sale of any securities to be issued pursuant to the Plan. The information in the Analyses and Projections is presented solely for the purpose of providing adequate information as required by section 1125 of the Bankruptcy Code to enable the holders of claims entitled to vote to accept or reject the plan to make an informed judgment about the plan and should not be used or relied upon for any other purpose.

Copies of the Plan, the Disclosure Statement, and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available for review and download, free of charge, on the website of the Debtors’ claims, noticing, and solicitation agent at https://restructuring.ra.kroll.com/OPI or through the Bankruptcy Court’s website, for a fee, at https://ecf.txsb.uscourts.gov. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K in each case is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Cautionary Language Regarding Trading in the Company’s Common Shares

The Company’s shareholders are cautioned that trading in the Company’s common shares of beneficial interest, $.01 par value per share (“common shares”), during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. The Company’s common shares are no longer listed on The Nasdaq Stock Market LLC, and trading prices for the Company’s common shares may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common shares.

Cautionary Note Concerning Forward Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. These forward-looking statements include, among others, statements regarding the process and potential outcomes of the Chapter 11 Cases, including with respect to future negotiations with the March 2029 Ad Hoc Group and a Potential Transaction. Forward-looking statements are based on the Company’s current expectations, assumptions and estimates and are subject to risk, uncertainties, and other important factors that are difficult to predict and that could cause actual results to differ materially and adversely from those expressed or implied. These risks include, among others, those related to: the Company’s ability to confirm and consummate a plan of reorganization; the duration and outcome of the Chapter 11 Cases; the Company suffering from a long and protracted restructuring; the impact of the Chapter 11 Cases on the Company’s operations, reputation and relationships with tenants, lenders, and vendors; the Company having insufficient liquidity; the availability of financing; the ability to satisfy the conditions precedent to the RSA; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the potential cancellation of the Company’s equity; and the Company’s historical financial information not being indicative of its future performance as a result of the Chapter 11 Cases.

The information contained in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC, or incorporated herein or therein, identifies other important factors that could cause differences from our forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Office Properties Income Trust Consolidated Financial Statements as of and for the year ended December 31, 2025.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: March 13, 2026